BALANCE SHEET [Parenthetical] (USD $)	Dec. 31, 2011	Dec. 31, 2010
Ordinary shares, subject to possible redemption, shares	3,031,969
Ordinary shares, subject to possible redemption, per share (in dollars per share)	$ 10.02
Ordinary shares, par value (in dollars per share)	$ 0.001	$ 0.001
Ordinary shares, shares Authorized	50,000,000	50,000,000
Ordinary shares, shares issued	4,894,983	1,564,000
Ordinary shares, shares outstanding	4,894,983	1,564,000